Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                                         11/15/00


        Blended Coupon 6.7875%


        Excess Protection Level
          3 Month Average   5.84%
          September, 2000   5.82%
          August, 2000   5.59%
          July, 2000   6.09%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.49%


        Base Rate                                    8.98%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $4,612,451,744.68